UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026

MATTERNET, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56769	39-2522950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 Ravendale Drive
Mountain View, California	94043
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (650) 260-2727

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2026, the Board of Directors of Matternet, Inc. (“Matternet”), appointed Sanjay Shah as a Class III director to serve until the 2029 annual meeting of stockholders.

Sanjay Shah, age 58, has served as Executive Vice President, Chief Supply Chain Officer of Starbucks Corporation since March 2025. From 2021 to March 2025, Mr. Shah served as Senior Vice President, Operations of GoBrands, Inc. (d.b.a. GoPuff). From 2019 to 2021, Mr. Shah served as Chief Operating Officer of Beyond Meat, Inc. From 2018 to 2019, Mr. Shah served as Senior Vice President of Energy Operations at Tesla, Inc. From 2011 to 2018, Mr. Shah held a variety of leadership roles at Amazon.com, Inc. with increasing levels of responsibility, including as regional director for various regions from 2011 to 2015, and as Vice President of North American Fulfillment Centers from 2015 to 2018. From 2009 to 2011, Mr. Shah served as Managing Director, Southeast Asia for MFG.com. From 2000 to 2009, Mr. Shah served as an Executive Director for Dell Inc. Mr. Shah received his B.S. in Mechanical Engineering from the University of Tennessee.

In connection with his appointment, Mr. Shah was granted a stock option to purchase 375,000 shares of common stock pursuant to our 2026 Equity Incentive Plan with an exercise price of $3.00 per share, vesting in equal monthly amounts over four years, subject to Mr. Shah’s continued service through each vesting date. Mr. Shah also entered into our standard form of indemnification agreement, which is filed as Exhibit 10.2 to our Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 29, 2026.

There is no arrangement or understanding between Mr. Shah and Matternet or any other person pursuant to which Mr. Shah was selected as a director. Additionally, there are no transactions involving Matternet and Mr. Shah that are required to be reported pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Matternet, Inc.

Date: July 30, 2026	By:	/s/ Andreas Raptopoulos
Andreas Raptopoulos Chief Executive Officer

2